OTHER NON-CURRENT ASSESTS - Schedule of Other Non-current Assets (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Other Assets, Noncurrent [Abstract]
Long-term loan receivable	[1]	¥ 55,802		¥ 53,612
Prepayment of an office building	[2]	159,125		78,000
Others		13,235		18,695
Less: allowance for doubtful accounts		(488)		(1,514)
Total other non-current assets		¥ 227,674	$ 35,727	¥ 148,793

[1]	Long-term loan receivable represents the principal and interest to be collected of a loan provided by the Group to a third party. The loan was of principal amount of RMB 50,000, four-year term starting from December 2019, and with a lump sum interest rate of 20% at maturity.
[2]	In 2020, the Group purchased an office building from a third party and paid the full amount in advance with consideration of USD$ 11.25 million (equivalent RMB 78,000). This office building is expected to be used by the Group to relocate its customer service center in the future.